EXHIBIT 11(c)



CONSENT OF COUNSEL



	We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statements of Additional Information that are included in Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of Lehman Brothers Institutional Funds Group Trust.


/s/  Willkie, Farr, & Gallagher
      Willkie, Farr, & Gallagher


New York, NY
March 28, 1996


lehman\institut\peas\pea10\exb11c.doc